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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 13, 2004


                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                   000-22474                87-0418807
 ----------------------------   ------------------------    -------------------
 (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer
        of incorporation)                                   Identification No.)


                  100 Penn Square East, Philadelphia, PA 19107
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                (Address of principal executive offices/Zip Code)


        Registrant's telephone number, including area code: 215-940-4000


               111 Presidential Boulevard, Bala Cynwyd, PA 19004
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)




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FORWARD-LOOKING STATEMENTS
--------------------------

         Some of the information in this report on Form 8-K or the documents incorporated by reference in this report on Form 8-K may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result," "may," "are expected to," "will continue to," "is anticipated," "estimate," "projected," "intends to" or other similar words. These forward-looking statements regarding our business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described under "Risk Factors" as well as other portions of the Form 8-K, which could cause our actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep those risk factors in mind as well as the other cautionary statements in this report on Form 8-K. You should not place undue reliance on any forward-looking statement.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On May 13, 2004, American Business Financial Services, Inc. ("ABFS" or the "Company") announced the declaration of a 10% stock dividend on shares of its outstanding common stock.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Businesses Acquired

             None.

         (b) Pro-forma Financial Information

             None.

         (c) Exhibits

             The following exhibits are filed herewith:

Exhibit
Number              Description
------              -----------
99.1                Press Release dated May 13, 2004.



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         The following information is being provided pursuant to Item 12 - Results of Operations and Financial Condition. Such information, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         On May 13, 2004, ABFS issued a press release reporting its results for the third quarter of fiscal year 2004 ended March 31, 2004. A copy of this press release is attached hereto as an exhibit and is incorporated herein by reference.

         The press release contains non-GAAP financial measures. For purposes of Regulation G of the SEC, a non-GAAP financial measure is a numerical measure of a registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to accounting principles generally accepted in the United States of America. Pursuant to the requirements of Regulation G, ABFS has provided reconciliations within the earnings release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

         The non-GAAP financial measures used by ABFS are:

         (i) "Total Portfolio" delinquency information. This non-GAAP financial measure aggregates delinquency information related to ABFS' on-balance sheet loan and lease receivables (the GAAP financial measure) with delinquency information related to ABFS' off-balance sheet securitized loan and lease receivables (the information provided for reconciliation to GAAP); and

         (ii) "Total REO." This non-GAAP financial measure aggregates ABFS' on-balance sheet REO (the GAAP financial measure) with the REO associated with ABFS' off-balance sheet securitized loan receivables (the information provided for reconciliation to GAAP).

         The Company presents Total Portfolio and Total REO information because the volume and credit characteristics of off-balance sheet securitized loan and lease receivables have a significant effect on the financial performance of the Company as a result of the Company's retained interests in the securitized loans. Retained interests include interest-only strips and servicing rights. In addition, because the servicing and collection of ABFS' off-balance sheet securitized loan and lease receivables are performed in the same manner and according to the same standards as the servicing and collection of ABFS' on-balance sheet loan and lease receivables, expenses related to certain Company resources, such as personnel and technology, are allocated to each category based on their pro rata relationship to Total Portfolio and Total REO.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 14, 2004

                           AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                           By:     /s/  Anthony J. Santilli
                                   ---------------------------------------------
                           Name:   Anthony J. Santilli
                           Title:  Chairman, Chief Executive Officer, President,
                                   Chief Operating Officer and Director


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                                  EXHIBIT INDEX


Exhibit
Number              Description
-------             -----------
99.1                Press Release dated May 13, 2004.